UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2008
BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-51409	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code:      (610) 940-1675

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 18, 2008, BMP Sunstone Corporation (the “Company”) issued a press release announcing that Sunstone (Tangshan) Pharmaceutical Co., Ltd, the Company’s wholly-owned subsidiary, has signed a non-binding letter of intent to acquire seventy-five percent of Zhangjiakou Shengda Pharmaceutical Co., Ltd. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 18, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION

Date: July 18, 2008	By:	/s/ Fred M. Powell

Name: Fred M. Powell
Title: Chief Financial Officer

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 18, 2008